Clearwater Paper Corporation March 2017 Exhibit 99.1

Forward-Looking Statements This supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding, North American tissue demand and capacity, private label tissue market share growth, U.S. paperboard demand, backlogs, effects of strong U.S. dollar, Chinese paperboard competition, production capacity, business strategies, initiation and completion of the newly announced tissue manufacturing, converting and warehouse facilities in Shelby, North Carolina, Manchester acquisition related benefits, the company’s growth strategy and expansion plans, capital structure, stock repurchases, EBITDA goal, adjusted EBITDA margins and model, goals and measures to achieve margin model, timing and benefits associated with strategic capital investments and operational improvements, including adjusted EBITDA benefits and run-rate, costs and benefits associated with Shelby expansion, outlook for Q1 2017, product volumes shipped, product pricing and sales mix, pulp and wood fiber costs and supply, cost and timing of major maintenance and repairs, cost of wages and benefits, estimated Q1 2017 EBITDA, adjusted EBITDA, operating income, adjusted operating income, net earnings, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin. Words such as “anticipate,” “expect,” “intend,” “will,” “plan,”  “goals,” “objectives,” “target,” “project,” “believe,” “schedule,” “estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on management’s updated expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: our ability to execute on our growth and expansion strategies; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors; unanticipated construction delays involving our planned new tissue manufacturing operations in Shelby, NC; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced at our newly announced Shelby, NC facility when it becomes operational; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; changes in customer product preferences and competitors' product offerings; the loss of or changes in prices in regards to a significant customer; cyclical industry conditions; changes in the cost and availability of wood fiber and wood pulp; our ability to successfully implement our operational efficiencies and cost savings strategies; inability to successfully implement our operational efficiencies and expansion strategies; changes in transportation costs and disruptions in transportation services; customer acceptance in North America and abroad, timing and quantity of purchases of our tissue products; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; environmental liabilities or expenditures; labor disruptions; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities; changes in expenses and required contributions associated with our pension plans; reliance on a limited number of third-party suppliers for raw materials; inability to fund our debt obligations; restrictions on our business from debt covenants and terms; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Overview of Clearwater Paper

INTRODUCTION TO CLEARWATER PAPER We are a company formed in late 2008 with more than 60 years of operating history We operate two business segments Pulp and paperboard: 43% of 2016 net sales Consumer products: 57% of 2016 net sales Financial overview for 2016 Net Sales: $1.7 Billion Adjusted EBITDA1: $215 Million 2008 to 2016 Adjusted EBITDA1 CAGR: 14% Approximately 3,400 employees 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

Consumer Products Division Overview Clearwater Paper is one of the LARGEST NORTH AMERICAN MANUFACTURERS OF PRIVATE LABEL TISSUE, focused on high value tissue products across all categories, retail channels and geographies.

Consumer Products Division market drivers STABLE GROWTH – The tissue market has grown an average of 1% − 2% annually since 1996, consistent with population growth. U.S. Tissue Demand (Indexed) U.S. Population (mm) Source: RISI estimates as of December 2016, U.S. Population per U.S. Census December 2010 and latest U.S. Census estimates

Consumer Products Division capacity and retail channels Overview of Facilities Tissue Production Capacity1: 413,000 tons Tissue Conversion Capacity1: 370,000 tons ● Clearwater Paper Tissue Parent Roll ● Clearwater Paper Tissue Converting 1 Annual capacity is an estimate based on assumptions and judgement concerning, among other things, both market demand and product mix, which changes from time-to-time. 2 IRI Panel data for Retail channel share by dollar amount sold through week ending Jan. 1, 2017. 3 Company sales data. Change in Industry  Retail Channel Mix U.S. Tissue Industry Retail Channel Mix2 2009 2016 Grocery 37% 31% Mass+ Supercenter 28% 29% Club 22% 25% Drug 7% 4% Dollar 3% 4% All Other 3% 7% Clearwater Paper Focus on Diversifying Channel Mix Clearwater Paper Retail Channel Mix3 2011 2016 Grocery 82% 66% Mass+ Supercenter 10% 22% Drug 2% 1% Dollar 6% 10% Other 0% 1% Lewiston,ID Las Vegas,NV Shelby, NC Elwood, IL Neenah, WI Lady Smith, WI

private label continues to capture market share in tissue Clearwater Paper ranks as one of the LARGEST NORTH AMERICAN PRIVATE LABEL TISSUE MANUFACTURERS Private Label Market Share of Total U.S. ($) 2016 U.S. Retail Tissue Industry Product Mix 2016 Bath Tissue 54% Paper Towels 32% Facial Tissue 10% Napkins 4% Source: IRI Worldwide through week ending January 1, 2017

Opportunity for private label and clearwater paper to grow market share NATIONALLY Clearwater Paper Market Share by Region ($)1 WEST MID-WEST EAST Clearwater Paper 16.7% 7.1% 4.6% Brand Names 72.2% 75.7% 76.4% Other Private Label 11.1% 17.2% 19.0% 1 Market share for 2014-2016 was calculated using IRI Worldwide through January 2017 and a national retailer database. The 2012-2013 market share was calculated using IRI Worldwide through January 2017, a national retailer database, and company sales data.

north american market demand vs. capacity   Longer Term Market Expected to Remain in Equilibrium Source: RISI August 2016 update for Outlook for World Tissue Business, RISI February 2017 US Tissue Monthly Data 1 It is assumed that any productivity improvements (approximately 100k per year or 1% of capacity) will be offset by closures over a cycle. Notes: Projected capacity changes represents both virgin and recycled tissue capacity changes. Please see Appendix for breakdown of specific projects reflected in the capacity changes.

PaPERBOARD Division Overview LEADING MANUFACTURER OF SBS1 used in packaging of premium consumer goods, pharmaceuticals, food and liquid, and food service plates, cups and folding cartons. 1 Solid Bleach Sulfate paperboard

PAPERBOARD DEMAND expected to REMAIN STABLE U.S. Bleached Paperboard total production (Indexed)1 Source: RISI estimates as of December 2016 ¹ Actual and estimated production was obtained from RISI – Total tons bleached paperboard produced in US ² Average price per short ton of 16 pt. SBS folding carton C1S. Price estimates per RISI. DEMAND FOR SBS PRODUCED IN THE UNITED STATES EXPECTED TO REMAIN STABLE THROUGH 2020 North American industry backlogs are showing seasonal improvements The strong U.S. dollar is attracting European SBS manufacturers, pressuring U.S. exports China’s ivory board is expected to have minimal impact on Clearwater Paper in 2017 Secular trend away from foam (polystyrene) food service products continues U.S. Bleached Paperboard Price ($/short ton)2 U.S. GDP % Change 1

Pulp and paperboard division capacity and markets Clearwater Paper ranks as one of the top five largest paperboard manufacturers in North America ● Clearwater Paper Pulp ● Clearwater Paper SBS ● Manchester SBS Sheeting Overview of Facilities Pulp Production Capacity1: 857,000 tons Paperboard Production Capacity1: 825,000 tons Sheeting Capacity1: 193,000 tons Source: Company estimates, RISI, AF&PA 1 Annual capacity is an estimate based on assumptions and judgement concerning, among other things, both market demand and product mix, which changes from time-to-time. 2 Represents ~5.7 million tons. 3 Based on RISI capacity data 2016 North American Bleached Paperboard Production by Type2 2016 Folding 35% Liquid Packaging 21% Cup 17% Plate, Dish, & Tray 16% Coated Bristols 7% All Other 4% 2016 North American Bleached Paperboard Market Share3 2016 WestRock 32% International Paper 20% Georgia Pacific 15% Evergreen 13% Clearwater Paper 12% Nippon Paper 5% Tembec Paperboard 3% Lewiston Mill ID Cypress Bend Mill AR Dallas TX Richmond VA Wilkes-Barre PA Mendon MI Hagerstown IN

Our Macro Strategy to Create Shareholder VALUE GROW our Tissue Business > Lead private label in quality > Expand geographically > Diversify retail channel penetration Optimize Profitability of Paperboard and Tissue Businesses > Improve sales mix > Reduce costs > Continue to improve quality

GOAL Optimize the Paperboard Business Successful execution of Previously StateD goals TIMEFRAME ongoing STATUS Permanent shutdown of two high cost tissue machines and restructuring at our Neenah, Wisconsin tissue facility Announced permanent closure of our Oklahoma City converting facility, which is planned for March 31, 2017 TIMEFRAME ongoing STATUS Announced plans to build a new tissue machine and related converting equipment in Shelby, North Carolina Construction will begin in Q2’2017 and will consist of a 70,000 ton Valmet NTT tissue machine, related converting capacity and warehouse consolidation TIMEFRAME ongoing STATUS $160M project to build new continuous pulp digester on schedule to come online in Q4’2017 December 2016 acquisition of Manchester Industries for $68M TIMEFRAME ongoing STATUS Conservative capital structure with target leverage of 2.5x to 4.0x Adjusted EBITDA1 and ample liquidity Entered into a new secured revolving credit facility totaling $300 million, retired $125 million asset backed line of credit TIMEFRAME ongoing STATUS Returned $395 million in capital to shareholders from 2011-2016 through share repurchases Reduced shares outstanding by 34% or 7.7 million shares from 2011 to 2016 $35 million remaining under the current authorization TIMEFRAME ongoing STATUS 320 basis point improvement in consumer products adjusted EBITDA margin3 Delivered $44M in adjusted EBITDA1 from lean six sigma and TPM efforts do drive out waste, improve operational efficiencies and increase OEE’s Delivered $9M in adjusted EBITDA1 from Warehouse Automation, Converting line upgrades and other strategic capital projects Reduced SKU’s by 45% in our retail tissue business 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 2Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. 3Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA4 divided by Segment net sales. 4 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. ü ü ü ü GOAL Asset Rationalization/ Cost Infrastructure GOAL Maintain a Prudent Capital Structure to Lower Weighted Average Cost of Capital GOAL Return of Capital to Shareholders GOAL $285-$335 MILLION ADJUSTED EBITDA1,2 GOAL Grow the consumer products business ü

clearwater paper cross cycle FINANCIAL MODEL 1 Net sales for the twelve months ending December 31, 2015 and 2016 were $1,752.4M and $1,734.8M, respectively. 2 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. twelve months ending December 31, 2015 2016 100% 100% 13.9% 14.2% (6.7%) (6.9%) 7.2% 7.2% 3.4% 3.4% 12.0% 12.4%

2017 FOCUS Pulp optimization at mills Increase operating equipment efficiencies Execute on our manufacturing network optimization plan 2017 FOCUS Reduce supply chain costs through further improvements in logistics optimization Complete warehouse automation project at Lewiston and Elwood facilities Improve production scheduling process and inventory management 2017 FOCUS Grow cup stock and folding carton market shares Maintain high service levels to support expansion with key strategic customers Growth of high margin consumer products 2017 FOCUS Implement Black/Green belt projects through Total Productive Maintenance (TPM) Conduct loss analysis audits by mill Center our culture and behaviors around our defined core values 2017 FOCUS Optimize and develop Supply Chain planning tools for efficiencies Leverage new business intelligence and reporting tools TM1 (financial forecasting) Path to 15% adjusted ebitda cross cycle target margin1 GOAL Increase our sales effectiveness GOAL Achieve supply Chain Efficiencies GOAL Strengthen Our Continuous Improvement Culture GOAL Improve our manufacturing cost structure GOAL Implement the Right Processes, Tools, Systems 1 Non-GAAP measure – See Appendix for the definition.

Strategic Investments expected to Achieve adjusted ebitda Margin Target (MILLIONS $)  2015 2016 2017-2018 FULL RUN-RATE EXPECTED1 STRATEGIC INVESTMENTS2  Capex CAPEX CAPEX ADJUSTED EBITDA Impact Pulp Optimization $29 $61 $58-$68 $30-$35 Warehouse Automation $12 $16 $12-$14 $27-$32 Paper Machine and Converting Line Upgrades $13 $13 $11-$12 Converting Lines $12 $3 $10-$12 IT  $6 $2 TOTAL STRATEGIC CAPEX $72 $95 $70-$82 PLUS BENEFITS FROM: Operational Efficiency   $20-$32 Sales & Marketing Efficiency $10-$15 Stranded Overhead $7 TOTAL $115-$145 Invest to improve operating efficiency and profitability 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure 2 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. 3 Improvements expected to contribute in 2016 through 2018 after the first year of investment in 2015. . High return/low risk investments Expected to permanently reduce cost structure Expected Adjusted EBITDA improvement of $115 to $145 million in 2-3 years1, 3 Funding in Year 1 from sale proceeds of specialty mills

Strategic investment and operational improvement scorecard as of Q4’16 Strategic plan announced in Q1’15, expected capex of $237-$249 million Expected to yield a $97-$127 million operating income increase by 20182 Expected to yield a $115-$145 million Adjusted EBITDA1 increase by 20182 Would yield a $285-$335 2018 Adjusted EBITDA1 run rate assuming $10-$15 million of annual margin pressure2 Continuous Digester3 Warehouse Automation4 Other Projects5 Operational Improvements TOTAL STRATEGIC CAPEX $148-$158 $40-$42 $49 $0 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure 2 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 3 The Continuous Digester is expected to be completed in Q4’17. 2016 Adjusted EBITDA contribution is $0.3M. 4 2015 and 2016 Adjusted EBITDA contributions were $0.6M and $4.8M, respectively. 5 2015 and 2016 Adjusted EBITDA contributions were $0.4M and $2.8M, respectively. . 1 1 FULL RUN-RATE EXPECTED IMPACT (MILLIONS $)2 ADJUSTED EBITDA1 $23-$28 OPERATING INCOME $21-$26 $44.3

Expected Adjusted ebitda from strategic investments and operational improvements1, 2 Expected to yield a $115-$145 million Adjusted EBITDA increase over the $230M reset run rate1 In addition, assume an annual $10-15 million of margin pressure Implies $285-$335 million Adjusted EBITDA run rate in 20181 1Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. 2 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 1

SHELBY EXPANSION: $340 MILLION PAPER MACHINE Install NTT Tissue Machine and Converting Equipment location Shelby, NC adjacent to current Tissue plant Capacity 70,000 Tons Cost $283 Million START PRODUCTION Q1-2019 Full SHIPMENT RUN-Rate Late 2020 WAREHOUSE CONSOLIDATION Improve operational efficiency in Eastern Regions. Less reliance on 3PL location Shelby, NC adjacent to current Tissue plant Cost $57 Million Construction Q1-2017 through Q1-2019 Total cost estimated at $340M with a peak leverage of 3.5 to 3.9 times Adjusted EBITDA1 from Q2-2017 through Q2-2018 1 Non-GAAP measure – See Appendix for the definition.

Why INVEST Now? We need additional ultra-quality tissue capacity to keep pace with our existing customers’ growth and the capacity to add new customers We have limited availability of ultra-quality tissue today Demand for about half the capacity within our existing customer base Ultra-quality segment of the market has grown 3.5 times faster than the overall market and is expected to outpace average market growth for tissue over the next decade High confidence in completing the project on time and within budget similar to Clearwater Paper’s experience with the first Shelby paper machine Adj. EBITDA1,2 OPPORTUNITY $55 to $65 Million Return 11% IRR START PRODUCTION Q1-2019 ACHIEVE FULL adj. EBITDA1 RUN-RATE 2021 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 2Based on 2016 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2 Expected ADJ. EBITDA1,2 from Shelby expansion (Millions)

Clearwater Paper’s Value Proposition

Balanced Capital Allocation 2011-2016 Repurchased 34% of total shares outstanding from 2011 through 2016 Continued investment in the business while returning capital to investors Capital Allocation 2011-2016 2011–2016 Capex 32% TAD Expansion & Strategic Capex 36% Stock Repurchase 32% Cumulative Shares Repurchased1 Total Shares Outstanding1 1 As of year-end. 2 Discretionary Free Cash Flow is cash flow from operations less maintenance capital expenditures.

Clearwater Paper Small-Cap Tissue1 Paperboard2 Large-Cap Consumer3 S&P 500 Kimberly Clark Clearwater Paper is a Leader Amongst its Peers in Value Creation Source: Bloomberg. Market data as of February 21, 2017 Note: Total Shareholder Return includes dividends reinvested and stock price performance. 1 Small-cap tissue peers include Cascades, Orchids and KP Tissue. ² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, Packaging Corp of America, Sonoco and WestRock. MeadWestvaco is excluded following merger announcement on January 26, 2015. ³ Large-cap consumer product peers include Kimberly-Clark and Procter & Gamble. Indexed total returns Spin Date

² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, Packaging Corp of America, Sonoco and WestRock. MeadWestvaco is excluded following merger announcement on January 26, 2015. ³ Large-cap consumer product peers include Kimberly-Clark and Procter & Gamble. Which Has Led to Multiple Expansion Since the Spin Clearwater Paper Small-Cap Tissue1 Paperboard2 Large-Cap Consumer3 Spin Date 2-YEAR FORWARD EBITDA MULTIPLE Source: Bloomberg. Market data as of February 21, 2017 1 Small-cap tissue peers include Cascades, Orchids and KP Tissue.

Clearwater Paper’s Outlook

Q1’17 Outlook1 Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 This information is based upon management’s expectations and estimates as of February 8, 2017, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. 2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP. 3 Depreciation and amortization outlook for the three months ended March 31, 2017 includes $4.0 million in accelerated depreciation associated with the announced March 31, 2017 Oklahoma City facility closure. 4 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Q1’17 Outlook1 Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 This information is based upon management’s expectations and estimates as of February 8, 2017, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. 2 Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance. 3 All non-tax items are tax effected at a 36% annual rate. 4 GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing fourth quarter 2016 diluted average common shares outstanding of 16,781 (in thousands).

Q1’17 OUTLOOK1 1This information is based upon management’s expectations and estimates as of February 8, 2017, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. 2Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure. 3Adjusted operating margin is defined as net sales divided by adjusted operating income. 4 Adjusted net earnings per diluted common share is calculated utilizing fourth quarter 2016 diluted average common shares outstanding of 16,781 (in thousands). Net sales 1%-3% higher Adjusted operating margin2,3 6%-7.5% Adjusted ebitda2 $48M - $56M Adjusted net earnings per diluted common share2,4 $0.62 - $0.90

Appendix

Definitions of Non-GAAP Measures Clearwater Paper Definitions of Non-GAAP Measures EBITDA is a non-GAAP measure that Clearwater Paper management uses as a supplemental performance measure to evaluate the cash generating capacity of Clearwater Paper. The most directly comparable GAAP measure is net earnings. EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP. Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as EBITDA adjusted for items that we do not believe are indicative of our core operating performance. The most directly comparable GAAP measure is net earnings. It should not be considered as an alternative to net earnings computed under GAAP.

Reconciliation of GAAP to Non-GAAP: Clearwater Paper EBITDA1 and Adjusted EBITDA1 ¹ Non-GAAP measure – See Appendix for the definition. 2 Interest expense, net for 2009, 2013, 2014 and 2016 includes debt retirement costs of $6.2, $17.1, $24.4 and $0.4 million respectively.  ($ in millions) 2008 2009 2010 2011 2012 2013 2014 2015 2016 Net earnings/(loss) $9.7 $182.5 $73.8 $39.7 $64.1 $107.0 $(2.3) $56.0 $49.6 Income tax provision (benefit) $5.6 $93.2 $2.4 $31.2 $47.5 $(68.7) $18.6 $36.5 $31.1 Interest expense, net2 $13.1 $21.7 $22.6 $44.8 $33.8 $61.1 $63.6 $31.2 $30.7 Depreciation and amortization $47.0 $47.4 $47.7 $76.9 $79.3 $90.3 $90.1 $84.7 $91.1 EBITDA1 $75.4 $344.8 $146.5 $192.7 $224.7 $189.6 $170.0 $208.4 $202.4 Alternative Fuel Mixture Tax Credit - $(170.6) - - - - - - - Cellu Tissue acquisition related expenses - - $20.3 - - - - - - Lewiston, Idaho sawmill sale related adjustments - - - $2.9 - - - - - Loss on sale of foam assets - - - - $1.0 - - - - Expenses associated with Metso litigation - - - - $2.0 - - - - Costs associated with Thomaston facility closure - - - - - $6.0 $1.3 - - Costs associated with Long Island facility closure - - - - - - $18.8 $2.5 $1.9 Directors equity-based compensation expense (benefit) - $2.6 $3.7 $1.5 $1.4 $4.1 $4.6 $(4.1) $4.8 Costs associated with labor agreement - - - - - - - $1.7 - Loss (gain) associated with optimization and sale of the specialty mills - - - - - - $40.8 $(1.3) $(1.8) Loss on impairment of Clearwater Fiber intangible asset - - - - - - $3.1 - - Pension settlement expense - - - - - - - - $3.5 Legal expenses and settlement costs - - - - - - - $2.0 - Reorganization related expenses - - - - - - - $1.5 - Costs associated with announced Oklahoma City facility closure - - - - - - - - $0.3 Costs associated with announced Neenah paper machines shutdown - - - - - - - - $1.0 Manchester Industries acquisition related expenses - - - - - - - - $2.7 Adjusted EBITDA1 $75.4 $176.8 $170.5 $197.1 $229.1 $199.7 $238.5 $210.7 $214.8

EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Non-GAAP measure. 2 Interest expense, net for the fourth quarter of 2016 includes debt retirement costs of $0.4 million. 3 Non-GAAP measure - Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Segment EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP. 2 Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Return on Invested Capital, Tangible Stockholders’ Equity & Excess Cash Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Non-GAAP measure. 2 Tangible stockholders' equity is defined as stockholders’ equity less Goodwill and Intangible assets, net. 3 Excess cash is defined as the sum of Cash and Short-term investments less Operating cash1,4. 4 Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period. Note: Balance sheet items are as of the end of each period presented.

Adjusted Gross Profit & Adjusted SG&A Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Gross profit is defined as net sales minus cost of sales. 2 Non-GAAP measure – Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance. 3 The Q1’15, Q2’15, and Q3’16 selling, general, and administrative results exclude gains (losses) associated with the 2014 divesture of the specialty tissue business previously included.

Segment Adjusted Operating Income (Loss) Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Non-GAAP measure – Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Adjusted Net Earnings & Adjusted Net Earnings per Diluted common share Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 All non-tax items are tax effected at the expected annual rate for that period. 2 Non GAAP measure – Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

Key Segment Results – Pulp and Paperboard (Unaudited) 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 2 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.   Pulp and Paperboard Cross-Cycle Financial Model Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16     Shipments Paperboard (short tons) 191,635 204,983 198,535 201,580 201,340 199,132 196,271 199,415 Sales Price Paperboard ($/short ton) $1,031 $997 $979 $956 $952 $948 $927 $920 Segment net sales ($ in thousands) $198,850 $205,167 $195,183 $193,307 $192,186 $188,759 $182,001 $183,437 Segment GAAP operating income ($ in thousands) $16,194 $27,754 $37,446 $39,467 $35,163 $40,032 $9,956 $27,581 Segment GAAP operating margin 8.1% 13.5% 19.2% 20.4% 18.3% 21.2% 5.5% 15.0% Segment Adjusted EBITDA1 ($ in thousands) $24,421 $34,491 $44,220 $46,268 $41,530 $46,481 $16,486 $34,976 Segment Adjusted EBITDA margin2 12.3% 16.8% 22.7% 23.9% 21.6% 24.6% 9.1% 19.1% 19.0%

Key Segment Results – Consumer Products (Unaudited) 1 Includes away-from-home (AFH), contract and parent roll tissue products. 2 Includes retail, AFH, and contract tissue case products. 3 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 4 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. Q1'15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16 Consumer Products Cross-Cycle Financial Model       Shipments Non-Retail (short tons)1 21,107 24,744 21,250 23,077 24,358 20,028 18,384 19,182 Retail (short tons) 71,102 71,476 76,856 73,004 75,027 79,095 82,216 77,704 Total Tissue Tons 92,209 96,220 98,106 96,081 99,385 99,123 100,600 96,886 Converted Products (cases in thousands)2 13,025 13,125 13,375 12,624 12,990 13,229 13,770 12,886 Sales Price Non-Retail ($/short ton)1 $1,475 $1,430 $1,530 $1,448 $1,477 $1,496 $1,506 $1,442 Retail ($/short ton) $2,864 $2,846 $2,787 $2,805 $2,784 $2,747 $2,742 $2,757 Total Tissue ($/short ton) $2,546 $2,482 $2,515 $2,479 $2,464 $2,494 $2,516 $2,496 Segment net sales ($ in thousands) $235,176 $239,391 $247,039 $238,288 $245,018 $247,912 $253,319 $242,131 Segment GAAP operating income ($ in thousands) $12,395 $17,032 $15,521 $10,756 $18,390 $18,544 $17,201 $13,781 Segment GAAP operating margin 5.3% 7.1% 6.3% 4.5% 7.5% 7.5% 6.8% 5.7% Segment Adjusted EBITDA3 ($ in thousands) $26,609 $29,874 $30,791 $25,591 $32,581 $33,280 $30,934 $31,999 Segment Adjusted EBITDA margin4 11.3% 12.5% 12.5% 10.7% 13.3% 13.4% 12.2% 13.2% 17.0%

Reconciliation of GAAP to Non-GAAP: Strategic investments1 (Unaudited) 1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 Non-GAAP measure – See Appendix for the definition.

Reconciliation of GAAP to Non-GAAP: Strategic investments1 (Unaudited) 1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 Non-GAAP measure – See Appendix for the definition.

Reconciliation of GAAP to Non-GAAP: SHELBY EXPANSION1 (Unaudited) 1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 Non-GAAP measure – See Appendix for the definition.

Major Maintenance Schedule1 1 This information is based upon management’s expectations and estimates as of February 8, 2017.   2015 2016 2017 2018 2019 2020 2021 2022                 Major Maintenance               $ Millions $22 $18 $24-26 $0 TBD TBD TBD TBD Lewiston Q1 Q3 Q3 Q1  Q3 Q1 Cypress Bend Q2   Q2   Q3   Q2

North American Tissue Projected Capacity Change Source: RISI Company Mill/Location Conv/TAD Capacity Change Estimated Date Channel/Business/Products Announced New Capacity through 2019           Von Drehle Corporation Natchez, MS Conv 35,000 2016:Q1 Valmet Advantage NTT St. Croix Tissue (APP) Baileyville, ME Conv 70,000 2016:Q1 PrimeLine W8 PM from Adritz First Quality Tissue Anderson, SC TAD 70,000 2016:Q2 TAD PM Valmet St. Croix Tissue (APP) Baileyville, ME Conv 70,000 2016:Q3 PrimeLine W8 PM from Andritz Clearwater Paper Neenah, WI Conv (32,000) 2016:Q4 Shutdown of 2 conventional PMs Confidential Confidential Conv 70,000 2017 Metso Advantage DCT Orchids Paper Products Barnwell, SC Conv 35,000 2017:Q1 PM likely Valmet Resolute Forest Products Calhoun, TN Conv 66,000 2017:Q1 Valmet Advantage NTT Little Rapids Corporation Shawano, WI Conv 11,000 2017:Q3 Replacement PM Kruger Products Crabtree, QC Conv 22,000 2017:Q3 Replacement PM Sofidel America Circleville, OH Conv 77,000 2018:Q1 Valmet Advantage NTT ST Tissue Franklin, VA Conv 50,000 2018:Q2 PM Rebuild Sofidel America Circleville, OH Conv 77,000 2018:Q3 Valmet Advantage NTT First Quality Tissue Anderson, SC TAD 70,000 2018:Q4 TAD PM Irving Consumer Products Fort Edwards, NY TAD 70,000 2018:Q4 TAD PM Clearwater Paper Shelby, NC Conv 70,000 2019:Q1 Valmet Advantage NTT First Quality Tissue Lock Haven, PA TAD 70,000 2019:Q2 TAD PM First Quality Tissue Anderson, SC ATMOS 75,000 2019 Retail/P.L./BRT Net Capacity Change through 2019 976,000 2016-2019 Capacity Changes in the North American Tissue Industry